UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

Performance Technologies,
Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-27460	16-1158413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 256-0200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 29, 2012, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter and year ended December 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

February 29, 2012	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

February 29, 2012	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

PT

585-256-0200 ext. 7276

http://www.pt.com

finance@pt.com

PT Reports Return to Profitability in Fourth Quarter 2011

“PT returns to GAAP Profitability -

Earns a GAAP profit of $.05 per share for the quarter”

ROCHESTER, NY – February 29, 2012 – PT (NASDAQ: PTIX), a leading global supplier of advanced network communications, today announced its financial results for the fourth quarter 2011.

Revenue in the fourth quarter 2011 amounted to $9.1 million, compared to $6.8 million in the fourth quarter 2010.  Revenue for 2011 amounted to $36.2 million, compared to $27.9 million for 2010.

GAAP net income in the fourth quarter 2011 amounted to $.5 million, or $.04 per diluted share, based on 11.1 million shares outstanding, including stock compensation expense of $.01 per share, amortization of purchased intangible assets of $.03 per share and write-off of software development costs of $.02 per share.  The Company incurred a net loss in the fourth quarter 2010 amounting to ($4.4 million), or ($.39) per basic share, based on 11.1 million shares outstanding, including restructuring charges of $.09 per share, a discrete income tax provision of $.01 per share, stock compensation expense of $.01 per share, litigation expenses of $.03 per share and the write-off of software development costs of $.05 per share.

The Company incurred a GAAP net loss for 2011 amounting to ($1.2 million), or ($.10) per basic share, based on 11.1 million shares outstanding.  This loss includes restructuring expense of $.02 per share, stock compensation expense of $.03 per share, an impairment charge against vendor software of $.04 per share, write-off of software development costs of $.02 per share, amortization of purchased intangible assets of $.10 per share and litigation expenses of $.04 per share.  The Company incurred a net loss for 2010 amounting to ($11.2 million), or ($1.01) per basic share, based on 11.1 million shares outstanding.  This loss includes restructuring expense of $.11 per share, discrete income tax provision items totaling $.02 per share, stock compensation expense of $.04 per share, litigation expenses of $.11 per share and the write-off of software development costs of $.05 per share.

On a non-GAAP basis, the Company had net income in the fourth quarter 2011 amounting to $1.0 million, or $.09 per diluted share, compared to a net loss of ($2.4 million), or ($.22) per basic share in the fourth quarter 2010.  The Company had net income on a non-GAAP basis for 2011 amounting to $1.5 million, or $.13 per diluted share, compared to a net loss of ($7.7 million), or ($.70) per basic share in 2010.  Please refer to the reconciliation between GAAP and non-GAAP financial measures contained in this release.

On December 31, 2011, the Company’s working capital position was $18.3 million including cash and investments amounting to $15.8 million, and the Company had no long-term debt.

“We are very pleased to report fourth-quarter GAAP profitability after a prolonged, challenging period,” said John Slusser, president and chief executive officer.  “On a year-over-year basis, it is also gratifying to see meaningful revenue growth and very substantial bottom line performance improvement, which included a positive non-GAAP net income for 2011 of $0.13 per share.  Our strategic investments in our product portfolio over the past two years combined with operational expense reduction initiatives are beginning to yield the intended results. While forward visibility remains challenging and quarterly performance is subject to variability, we will continue to work diligently to move the Company forward in 2012 with a clear focus on driving improved shareholder value.”

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to service provider, government, and OEM markets. PT’s portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The industry-leading Monterey MicroTCA and IPnexus platforms anchor the company’s broad range of offerings on PT’s own IP-native, highly integrated platforms and element management systems. OEMs and application developers, including PT itself, leverage the robust carrier grade Linux development environment and rich suite of communications protocols (PT’s NexusWare) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition. PT’s SEGway Signaling Solutions provide affordable, high density signaling, advanced routing for LTE and IMS applications, IP migration, gateway capabilities, SIP bridging, and core-to-edge distributed intelligence, as well as features such as Number Portability and SMS Spam Defense. The company’s Xpress NGN applications enable evolving Mobile 2.0, Multi-media, and IMS based revenue-generating services. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements.  This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.  The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control.  These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, possible loss or significant curtailment of significant government contracts or subcontracts, and potential material weaknesses in internal control over financial reporting.  In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders.  These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter.  Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company’s current financial performance.  Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results.  The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) software capitalization write-off, (c) stock-based compensation, (d) restructuring costs, (e) litigation expenses, and (f) impairment charge.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods.  We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP.  Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Wednesday, February 29, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from February 29 through March 5, 2012. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 655996. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

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PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	December 31, 2011	December 31, 2010

Current assets:
Cash and cash equivalents	$9,641,000	$12,796,000
Investments	2,798,000	3,753,000
Accounts receivable	5,622,000	5,478,000
Inventories	5,421,000	7,787,000
Prepaid expenses and other assets	1,155,000	940,000
Prepaid income taxes	67,000	31,000
Fair value of foreign currency hedges		17,000
Total current assets	24,704,000	30,802,000

Investments	3,362,000	2,677,000
Property, equipment and improvements, net	1,891,000	2,162,000
Software development costs, net	3,932,000	3,995,000
Purchased intangible assets, net	4,390,000	804,000
Total assets	$38,279,000	$40,440,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,015,000	$2,756,000
Other payable	999,000
Accrued expenses	1,547,000	2,919,000
Deferred revenue	2,808,000	1,946,000
Fair value of foreign currency hedges	46,000
Total current liabilities	6,415,000	7,621,000
Deferred income taxes	83,000	51,000
Total liabilities	6,498,000	7,672,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,347,000	17,042,000
Retained earnings	24,237,000	25,400,000
Accumulated other comprehensive income	(118,000)	11,000
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	31,781,000	32,768,000
Total liabilities and stockholders’ equity	$38,279,000	$40,440,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2011	2010	2011	2010

Sales	$9,051,000	$6,835,000	$36,176,000	$27,946,000
Cost of goods sold	4,166,000	4,130,000	18,585,000	15,558,000
Software capitalization write-off	175,000	604,000	175,000	604,000
Gross profit	4,710,000	2,101,000	17,416,000	11,784,000

Operating expenses:
Selling and marketing	1,444,000	1,918,000	6,410,000	8,301,000
Research and development	1,782,000	2,114,000	7,124,000	7,823,000
General and administrative	978,000	1,491,000	4,568,000	5,824,000
Restructuring charges		979,000	253,000	1,176,000
Impairment charge - vendor software			400,000
Total operating expenses	4,204,000	6,502,000	18,755,000	23,124,000
Income (loss) from operations	506,000	(4,401,000)	(1,339,000)	(11,340,000)

Other income, net	68,000	159,000	154,000	329,000
Income (loss) before income taxes	574,000	(4,242,000)	(1,185,000)	(11,011,000)

Income tax provision (benefit)	101,000	146,000	(22,000)	166,000
Net income (loss )	$473,000	$(4,388,000)	$(1,163,000)	$(11,177,000)

Basic earnings (loss) per share	$.04	$(.39)	$(.10)	$(1.01)
Diluted earnings per share	$.04

Weighted average common shares(1)	11,116,000	11,116,000	11,116,000	11,116,000

(1) Shares used in both basic earnings (loss) per share and diluted earnings per share
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PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,

	2011	2010	2011	2010
Gross Profit Reconciliation
GAAP gross profit	$4,710,000	$2,101,000	$17,416,000	$11,784,000
Amortization of purchased intangible assets (a)	279,000		1,091,000
Software capitalization write-off (b)	175,000	604,000	175,000	604,000
Stock-based compensation (c)	2,000	3,000	11,000	18,000
Non-GAAP gross profit	5,166,000	2,708,000	18,693,000	12,406,000
Non-GAAP gross profit percentage of sales	57.1%	39.6%	51.7%	44.4%

Operating Expense Reconciliation
GAAP operating expense	4,204,000	6,502,000	18,755,000	23,124,000
Stock-based compensation (c)	(69,000)	(85,000)	(294,000)	(428,000)
Restructuring costs (d)		(980,000)	(253,000)	(1,176,000)
Litigation expenses (e)		(339,000)	(428,000)	(1,202,000)
Impairment charge - vendor software (f)			(400,000)
Non-GAAP operating expenses	4,135,000	5,098,000	17,380,000	20,318,000

Net Loss Reconciliation
GAAP net income (loss)	473,000	(4,388,000)	(1,163,000)	(11,177,000)
Amortization of purchased intangible assets (a)	279,000		1,091,000
Software capitalization write-off (b)	175,000	604,000	175,000	604,000
Stock-based compensation (c)	71,000	88,000	305,000	446,000
Restructuring costs (d)		980,000	253,000	1,176,000
Litigation expenses (e)		339,000	428,000	1,202,000
Impairment charge - vendor software (f)			400,000
Non-GAAP net income (loss)	$998,000	$(2,377,000)	$1,489,000	$(7,749,000)

Loss per Common Share
GAAP basic net income (loss) per share	$.04	$(.39)	$(.10)	$(1.01)
Non-GAAP basic and diluted (g) net income
(loss) per share	$.09	$(.21)	$.13	$(.70)

The Non-GAAP measures above, and its reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a)    Amortization of purchased intangible assets - a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life. The amount of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies acquired from GENBAND.

(b)      Software capitalization write-off - a non-cash charge incured to write down the recorded balance of capitalized software development projects to their estimated net realizable value.

(c)      Stock-based compensation costs - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(d)    Restructuring costs - costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

(e)    Litigation expenses - legal expenses not indicative of core operating activities.

(f)     Impairment charge - vendor software - One-time impairment charge recorded in connection with the termination of a marketing reseller agreement with a vendor, not indicative of core operating activities.

(g)    Basic and diluted net income per common share are identical for the three and twelve months ended December 30, 2011.

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